EXHIBIT 32.1

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of AssuranceAmerica Corporation (the "Company"), on Form 10-QSB for the period ending September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Lawrence Stumbaugh, Chief Executive Officer of the Company, and Renee
A. Pinczes, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2005

                                                       /s/ Lawrence Stumbaugh
                                                       -------------------------
                                                       Lawrence Stumbaugh
                                                       Chief Executive Officer

Date: November 14, 2005

                                                       /s/ Renee A. Pinczes
                                                       ---------------------
                                                       Renee A. Pinczes
                                                       Chief Financial Officer
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